[LOGO] Merrill Lynch Investment Managers

Annual Report

October 31, 2001

Merrill Lynch
Municipal
Intermediate
Term Fund

www.mlim.ml.com

                 MERRILL LYNCH MUNICIPAL INTERMEDIATE TERM FUND

A Special Message to Shareholders

               THE U.S. ECONOMY & THE AFTERMATH OF SEPTEMBER 11th

      A Perspective from Bob Doll, President & Chief Investment Officer of
                    Merrill Lynch Investment Managers, L.P.

For Americans, the world was changed forever on September 11th. In looking for some perspective, I have been reassured by my belief that the pride of America is its people and its economy. In the wake of this attack, there has been no question about the mettle of Americans--across the country, they have risen to the occasion again and again by helping the victims and raising the flag. But there are many important questions about the American economy, the engine of our way of life, that have yet to be answered, indeed, that may take months to answer.

During the coming days, weeks and months, navigating a course through the financial markets will be challenging. The resolve of Americans and the U.S. Government will be tested. But history tells us that Americans and America are resilient. And we know that the market will eventually rally. As President Bush told the nation in his speech on September 20th, "Terrorists attacked a symbol of prosperity. They did not touch its source. America is successful because of the hard work and creativity and enterprise of our people. They were the true strengths of our economy before September 11th and they are our strengths today."

For the rest of this year at least, the main event will be a market of tug-of-war as consumer demand shock vies with proactive monetary and fiscal policies from the Fed and government, which may pump as much as $100 billion into the economy. Where we go and when we get there will depend on the government's ability to reinvigorate consumer and business confidence. Eventually, the market will get back to focusing on the basics--economic and earnings fundamentals.

There is no doubt that these are extraordinarily trying times. But we have been through trying times before, and the economy has always emerged stronger than ever. We have no reason to believe this time will be any different.

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2001

DEAR SHAREHOLDER

The Municipal Market Environment

Throughout most of the six-month period ended October 31, 2001, long-term interest rates generally declined. Continued weak economic activity and declining equity markets led the Federal Reserve Board to lower short-term interest rates 100 basis points (1.00%) from May to August. These actions were taken largely to boost both economic activity and consumer confidence. By early September there were a number of, albeit few, indications pointing toward the beginning of a US economic recovery. However, immediately following the tragedy of the World Trade Center and Pentagon attacks, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001 and -0.4% for the third quarter of 2001, US gross domestic product is widely expected to be negative for the remainder of the year and perhaps into early 2002. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the attacks, just prior to the reopening of the stock exchanges. This marked the eighth time this year the Federal Reserve Board had eased monetary conditions. Despite the events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and restore US business activities promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped to support higher bond prices as investors sought the safe haven of US Treasury obligations. At October 31, 2001, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be unavailable issues. By the end of October, long-term US Treasury bond yields fell to 4.87%, declining more than 90 basis points during the last six months and more than 50 basis points in October 2001.

The municipal bond market displayed a very similar pattern during the October period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields were able to decline in conjunction with US Treasury bond yields for the remainder of the period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. For the six months ended October 31, 2001, as measured by the Bond Buyer Revenue Bond Index, long-term municipal bond yields stood at 5.23%, a decline of 40 basis points and approximately 20 basis points during October.

Increased investor demand was the driving force for much of the municipal bond market's performance during the period. Investors received more than $60 billion in coupon income payments and monies from maturities and early redemptions in June and July 2001. Also, a number of mutual fund families raised more than $2.5 billion in new closed-end tax-exempt bond funds during the summer. Perhaps most importantly, short-term municipal rates continued to move lower in response to Federal Reserve Board actions. Seasonal tax pressures in March and April 2001 kept short-term municipal rates artificially high, although not as high as in recent years. As these pressures abated, short-term municipal rates declined to approximately 2%. As interest rates declined, investors extended maturities to take advantage of the steep municipal bond yield curve. All of these factors contributed to a very positive technical environment for municipal bonds in recent months. Much of this positive environment can be expected to continue in the coming months.

Recent investor demand has been strong enough to easily outweigh the continued dramatic increase in new tax-exempt bond issuance. Historically low municipal bond yields continued to allow municipalities to refund outstanding, high-couponed debt. For the six months ended October 31, 2001, more than $145 billion in long-term tax-exempt bonds was issued, an increase of nearly 40% compared to the same period a year ago. During the October 31, 2001 quarter, tax-exempt bond issuance remained sizable with almost $70 billion in long-term municipal bonds underwritten, an increase of more than 30% compared to the October 31, 2000 quarter. Municipalities issued nearly $30 billion in tax-exempt bonds during October 2001, an increase of more than 45% compared to October 2000 issuance.

Interest rates are likely to remain near current levels, or perhaps move slightly lower, as we expect US economic conditions to remain very weak. However, in the coming months, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in 2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance this year can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

During the six-month period ended October 31, 2001, we maintained the Fund's investment strategy adopted earlier this year. Our focus was to increase the Fund's average coupon, which should both generate greater coupon income and reduce the Fund's overall net asset value volatility. We concentrated recent Fund purchases on premium-couponed issues maturing in 10 years-14 years. At October 31, 2001, the Fund's average coupon was 5.94%, up from 5.85% on April 30, 2001. The Fund's average maturity increased slightly to approximately 10.9 years at the end of the period. Credit quality has remained a primary concern with more than 90% of the Fund at October 31, 2001 rated AA or higher by at least one of the major bond rating agencies.

Since the tragic events of September 11, 2001, the financial environment of the United States has become more precarious. The ongoing risk of additional terrorist attacks has placed significant strain on an economy already heading toward an economic recession. Given present financial conditions, our primary concern will be preservation of principal. Portfolio adjustments going forward will likely include further reduction of the Fund's net asset value sensitivity with the purchase of shorter maturity issues, as well as holding higher cash reserves for temporary defensive purposes.

Fiscal Year in Review

For the 12-month period ended October 31, 2001, we structured the Fund to deliver an attractive level of tax-exempt income and limit any price volatility of the Fund. Within this context, we focused on adjusting the average level of couponing and increasing the quality of the Fund's holdings. We believed that a portfolio of higher-coupon, higher-quality bonds would best protect net asset valuations and reduce price volatility. As a result of this strategy, the Fund's Class A, Class B, Class C and Class D Shares had total returns of +9.98%, +9.75%, +9.64% and +9.98%, respectively. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance can be found on pages 4-6 of this report to shareholders.) The Fund performed very similarly to its unmanaged benchmark, the Lehman Brothers Municipal Bond Index, which had a return of +10.45% for the same 12-month period. The Fund's higher credit quality profile resulted in a slightly lower portfolio yield, which accounts for the recent relative underperformance.

In Conclusion

We thank you for your support of Merrill Lynch Municipal Intermediate Term Fund, and we look forward to serving


                                     2 & 3

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2001

your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ William R. Bock

William R. Bock
Vice President and Portfolio Manager

November 30, 2001

The Fund's transfer agency fee schedule has been amended. Under the revised schedule, the fees payable to Financial Data Services, Inc., the transfer agent for the Fund, now range from $16 to $23 per shareholder account (depending upon the level of service required) or 0.10% of account assets for certain accounts that participate in certain fee-based programs.

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 1% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 1% if redeemed during the first year, decreasing 1% thereafter to 0% after the first year. In addition, Class B Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.10% and an account maintenance fee of 0.20%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 1% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                                                     Ten Years/
                                                        6-Month       12-Month     Since Inception   Standardized
As of October 31, 2001                               Total Return   Total Return    Total Return     30-Day Yield
=================================================================================================================
ML Municipal Intermediate Term Fund Class A Shares      +6.75%         +9.98%           +82.04%         3.57%
-----------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class B Shares      +6.58          +9.75            +76.45          3.29
-----------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class C Shares      +6.47          +9.64            +49.51          3.28
-----------------------------------------------------------------------------------------------------------------
ML Municipal Intermediate Term Fund Class D Shares      +6.69          +9.98            +52.01          3.47
=================================================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Class A & Class B Shares

Total Return Based on a $10,000 Investment

ML Municipal Intermediate Term Fund's Class A and Class B Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 1991 to October 2001:

                                                        10/91      10/92     10/93     10/94     10/95     10/96
ML Municipal Intermediate Term Fund+--Class A Shares*   $9,900     $10,609   $11,989   $11,690   $12,823   $13,371
ML Municipal Intermediate Term Fund+--Class B Shares*   $10,000    $10,672   $12,036   $11,700   $12,793   $13,284

                                                        10/97      10/98     10/99     10/00     10/01
ML Municipal Intermediate Term Fund+--Class A Shares*   $14,386    $15,537   $15,201   $16,387   $18,022
ML Municipal Intermediate Term Fund+--Class B Shares*   $14,260    $15,354   $14,976   $16,077   $17,645

                                                        10/31/91   10/92     10/93     10/94     10/95     10/96
Lehman Brothers Municipal Bond Index++                  $10,000    $10,839   $12,366   $11,827   $13,582   $14,356

                                                        10/97      10/98     10/99     10/00     10/01
Lehman Brothers Municipal Bond Index++                  $15,575    $16,824   $16,526   $17,932   $19,806

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 + ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity from five to twelve years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
Past performance is not predictive of future performance.

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/01                              +9.85%           +8.75%
--------------------------------------------------------------------------------
Five Years Ended 9/30/01                            +6.13            +5.92
--------------------------------------------------------------------------------
Ten Years Ended 9/30/01                             +6.13            +6.03
--------------------------------------------------------------------------------
 *    Maximum sales charge is 1%.
**    Assuming maximum sales charge.

                                                        % Return      % Return
                                                      Without CDSC   With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 9/30/01                                   +9.41%        +8.41%
--------------------------------------------------------------------------------
Five Years Ended 9/30/01                                 +5.78         +5.78
--------------------------------------------------------------------------------
Ten Years Ended 9/30/01                                  +5.80         +5.80
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.


                                     4 & 5

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2001

PERFORMANCE DATA (concluded)

Class C & Class D Shares

Total Return Based on a $10,000 Investment

ML Municipal Intermediate Term Fund's Class C and Class D Shares--Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Portfolio's Class C and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Values are from October 21, 1994 to October 2001:

                                                        10/21/94**   10/94     10/95     10/96     10/97     10/98
ML Municipal Intermediate Term Fund+--Class C Shares*   $10,000      $9,929    $10,858   $11,273   $12,100   $13,026
ML Municipal Intermediate Term Fund+--Class D Shares*   $9,900       $9,830    $10,772   $11,221   $12,060   $13,013

                                                        10/99        10/00     10/01
ML Municipal Intermediate Term Fund+--Class C Shares*   $12,690      $13,635   $14,949
ML Municipal Intermediate Term Fund+--Class D Shares*   $12,707      $13,684   $15,050

                                                        10/31/94**   10/95     10/96     10/97     10/98
Lehman Brothers Municipal Bond Index++                  $10,000      $11,484   $12,139   $13,170   $14,226

                                                        10/99        10/00     10/01
Lehman Brothers Municipal Bond Index++                  $13,974      $15,163   $16,747

 * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
 + ML Municipal Intermediate Term Fund invests primarily in a diversified portfolio of investment-grade obligations whose interest is exempt from Federal income taxes, with a dollar-weighted average maturity from five to twelve years.
++ This unmanaged Index consists of revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class C & Class D Shares' graph is 10/31/94.
Past performance is not predictive of future performance.

Average Annual Total Return

                                                       % Return       % Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 9/30/01                                  +9.40%         +8.40%
--------------------------------------------------------------------------------
Five Years Ended 9/30/01                                +5.77          +5.77
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/01                    +5.77          +5.77
--------------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

                                             % Return Without   % Return With
                                               Sales Charge       Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 9/30/01                            +9.64%            +8.54%
--------------------------------------------------------------------------------
Five Years Ended 9/30/01                          +6.01             +5.80
--------------------------------------------------------------------------------
Inception (10/21/94) through 9/30/01              +6.01             +5.85
--------------------------------------------------------------------------------
 *    Maximum sales charge is 1%.
**    Assuming maximum sales charge.

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                         S&P     Moody's  Face
STATE                    Ratings Ratings Amount     Issue                                                                   Value
===================================================================================================================================
Alaska--2.0%             AAA     Aaa    $ 2,250     Alaska Student Loan Corporation, Student Loan Revenue Bonds, AMT,
                                                    Series A, 5.65% due 7/01/2012 (b)                                      $  2,364
===================================================================================================================================
Arizona--1.8%            NR*     A1       2,000     Mohave County, Arizona, IDA, IDR (North Star Steel Company Project),
                                                    AMT, 6.70% due 3/01/2020                                                  2,114
===================================================================================================================================
California--16.9%        A+      Aa3     10,000     California State, GO, 5% due 11/01/2013                                  10,464
                         AAA     NR*      4,900     California State, GO, Refunding, 5.50% due 3/01/2012 (e)                  5,496
                         BBB     Baa2     3,405     California Statewide Communities Development Authority, COP (Catholic
                                                    Healthcare West), 6% due 7/01/2009                                        3,667
===================================================================================================================================
Colorado--4.6%           AA-     Aa3      5,000     Colorado Health Facilities Authority, Revenue Refunding Bonds
                                                    (Catholic Health Initiatives), 5.50% due 9/01/2013                        5,283
===================================================================================================================================
District of              AAA     Aaa      2,500     District of Columbia, GO, Refunding, DRIVERS, Series 152, 8.57% due
Columbia--2.5%                                      6/01/2013 (d)(e)                                                          2,943
===================================================================================================================================
Illinois--9.9%           AA+     Aa1      5,000     Chicago, Illinois, Metropolitan Water Reclamation District of Greater
                                                    Chicago, Capital Improvement, GO, Series A, 5.50% due 12/01/2012          5,609
                         AA-     A1       5,000     Illinois State Toll Highway Authority, Toll Highway Priority Revenue
                                                    Bonds, Series A, 6.30% due 1/01/2011                                      5,833
===================================================================================================================================
Indiana--9.7%            AA-     NR*      5,000     Franklin Township, Indiana, School Building Corporation, Marion
                                                    County, First Mortgage Revenue Bonds, 6.0% due 7/15/2010 (f)              5,881
                         AAA     NR*      5,000     Indiana Bond Bank Revenue Refunding Bonds (State Revolving Fund
                                                    Program), Series A, 5.375% due 8/01/2015                                  5,403
===================================================================================================================================
Maine--0.8%              NR*     A2         870     Maine Educational Loan Marketing Corporation, Student Loan Revenue
                                                    Refunding Bonds, AMT, 6.90% due 11/01/2003                                  888
===================================================================================================================================

Portfolio Abbreviations

To simplify the listings of Merrill Lynch Municipal Intermediate Term Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
DRIVERS     Derivative Inverse Tax-Exempt Receipts
GO          General Obligation Bonds
HDA         Housing Development Authority
IDA         Industrial Development Authority
IDR         Industrial Development Revenue Bonds
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
VRDN        Variable Rate Demand Notes


                                     6 & 7

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                         S&P     Moody's  Face
STATE                    Ratings Ratings Amount     Issue                                                                    Value
===================================================================================================================================
Massachusetts--3.5%      NR*     Aa3    $ 3,300     Massachusetts State Revenue Bonds, RIB, Series 420, 9.14% due
                                                    12/15/2014 (d)                                                          $ 4,079
===================================================================================================================================
Mississippi--0.5%        NR*     P1         600     Perry County, Mississippi, PCR, Refunding (Leaf River Forest Project),
                                                    VRDN, 2.10% due 3/01/2002 (a)                                               600
===================================================================================================================================
New Mexico--3.0%         AA+     Aa2      3,000     New Mexico State Highway Commission, Tax Revenue Bonds, Senior
                                                    Sub-Lien, Series A, 6% due 6/15/2013                                      3,447
===================================================================================================================================
New York--9.5%           AAA     Aaa      5,000     Metropolitan Transportation Authority, New York, Transit Facilities
                                                    Revenue Refunding Bonds, Series C, 5.125% due 7/01/2013 (e)               5,331
                         NR*     Aaa      5,000     Port Authority of New York and New Jersey, Revenue Refunding Bonds,
                                                    RIB, AMT, Series 419, 9.19% due 10/15/2014 (c)(d)                         5,712
===================================================================================================================================
Ohio--0.4%               A1+     VMIG1@     500     Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic),
                                                    VRDN, Series D, 2.05% due 1/01/2026 (a)                                     500
===================================================================================================================================
Oregon--10.1%            AAA     Aaa      5,475     Oregon State Department of Administrative Services, COP, Series A,
                                                    5.75% due 5/01/2011 (b)                                                   6,220
                         AAA     Aaa      5,000     Oregon State Department of Administrative Services, Lottery Revenue
                                                    Bonds, Series B, 5.75% due 4/01/2013 (e)                                  5,563
===================================================================================================================================
Tennessee--6.3%          AAA     Aaa      5,210     Memphis-Shelby County, Tennessee, Airport Authority, Airport Revenue
                                                    Bonds, AMT, Series A, 5.50% due 3/01/2014 (e)                             5,518
                         AA      Aa2      1,600     Tennessee HDA, Revenue Bonds (Homeownership Program), AMT, Series 2-C,
                                                    5.85% due 7/01/2009                                                       1,752
===================================================================================================================================
Texas--3.8%              AA      Aa3      2,740     Austin, Texas, Convention Enterprises Inc., Convention Center Revenue
                                                    Bonds, Trust Certificates, Second Tier, Series B, 5.75% due 1/01/2016     2,898
                         A1+     NR*      1,500     Harris County, Texas, Health Facilities Development Corporation,
                                                    Hospital Revenue Refunding Bonds (Methodist Hospital), VRDN, 2% due
                                                    12/01/2025 (a)                                                            1,500
===================================================================================================================================
Washington--16.9%        NR*     Aa1      4,860     Pierce County, Washington, School District Number 416, White River,
                                                    GO, 6% due 12/01/2012                                                     5,614
                         AAA     Aaa      2,510     Port Seattle, Washington, Revenue Bonds, AMT, Series B, 5.625% due
                                                    4/01/2014 (g)                                                             2,688
                         A+      Aa3      5,000     Seattle, Washington, Municipal Light and Power Revenue Bonds, 6% due
                                                    10/01/2012                                                                5,640
                         AA+     Aa1      5,000     Washington State, GO, Series B, 6% due 1/01/2012                          5,694
===================================================================================================================================
                         Total Investments (Cost--$111,228)--102.2%                                                         118,701

                         Liabilities in Excess of Other Assets--(2.2%)                                                       (2,557)
                                                                                                                           --------
                         Net Assets--100.0%                                                                                $116,144
                                                                                                                           ========
===================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(b)   AMBAC Insured.
(c)   MBIA Insured.
(d) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2001.
(e)   FSA Insured.
(f)   Prerefunded.
(g)   FGIC Insured.
  *   Not Rated.
  @   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

               As of October 31, 2001
=============================================================================================================
Assets:        Investments, at value (identified cost--$111,227,563) ...........                 $118,701,150
               Cash ............................................................                      312,256
               Receivables:
                 Securities sold ...............................................  $ 11,810,667
                 Interest ......................................................     1,575,033
                 Beneficial interest sold ......................................        43,185     13,428,885
                                                                                  ------------
               Prepaid registration fees and other assets ......................                       45,299
                                                                                                 ------------
               Total assets ....................................................                  132,487,590
                                                                                                 ------------
=============================================================================================================
Liabilities:   Payables:
                 Securities purchased ..........................................    15,855,233
                 Beneficial interest redeemed ..................................       257,833
                 Dividends to shareholders .....................................       111,129
                 Investment adviser ............................................        54,259
                 Distributor ...................................................        13,707     16,292,161
                                                                                  ------------
               Accrued expenses and other liabilities ..........................                       51,407
                                                                                                 ------------
               Total liabilities ...............................................                   16,343,568
                                                                                                 ------------
=============================================================================================================
Net Assets:    Net assets ......................................................                 $116,144,022
                                                                                                 ============
=============================================================================================================
Net Assets     Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:    number of shares authorized .....................................                 $    335,236
               Class B Shares of beneficial interest, $.10 par value, unlimited
               number of shares authorized .....................................                      357,346
               Class C Shares of beneficial interest, $.10 par value, unlimited
               number of shares authorized .....................................                       23,241
               Class D Shares of beneficial interest, $.10 par value, unlimited
               number of shares authorized .....................................                      380,046
               Paid-in capital in excess of par ................................                  107,167,048
               Undistributed realized capital gains on investments--net ........                      407,518
               Unrealized appreciation on investments--net .....................                    7,473,587
                                                                                                 ------------
               Net assets ......................................................                 $116,144,022
                                                                                                 ============
=============================================================================================================
Net Asset      Class A--Based on net assets of $35,537,564 and 3,352,363 shares
Value:         of beneficial interest outstanding ..............................                 $      10.60
                                                                                                 ============
               Class B--Based on net assets of $37,875,070 and 3,573,456 shares
               of beneficial interest outstanding ..............................                 $      10.60
                                                                                                 ============
               Class C--Based on net assets of $2,462,217 and 232,412 shares of
               beneficial interest outstanding .................................                 $      10.59
                                                                                                 ============
               Class D--Based on net assets of $40,269,171 and 3,800,464 shares
               of beneficial interest outstanding ..............................                 $      10.60
                                                                                                 ============
=============================================================================================================

See Notes to Financial Statements.


                                     8 & 9

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2001

STATEMENT OF OPERATIONS

                    For the Year Ended October 31, 2001
=====================================================================================================
Investment          Interest and amortization of premium and discount earned              $ 6,283,560
Income:
=====================================================================================================
Expenses:           Investment advisory fees ...............................   $676,848
                    Account maintenance and distribution fees--Class B .....    122,084
                    Accounting services ....................................    104,174
                    Professional fees ......................................     95,290
                    Registration fees ......................................     79,588
                    Account maintenance fees--Class D ......................     37,963
                    Transfer agent fees--Class B ...........................     36,045
                    Transfer agent fees--Class A ...........................     30,600
                    Transfer agent fees--Class D ...........................     28,410
                    Printing and shareholder reports .......................     22,445
                    Trustees' fees and expenses ............................     11,275
                    Account maintenance and distribution fees--Class C .....      8,123
                    Custodian fees .........................................      6,225
                    Pricing fees ...........................................      5,725
                    Transfer agent fees--Class C ...........................      2,584
                    Other ..................................................     16,579
                                                                               --------
                    Total expenses .........................................                1,283,958
                                                                                          -----------
                    Investment income--net .................................                4,999,602
                                                                                          -----------
=====================================================================================================
Realized &          Realized gain on investments--net ......................                3,471,125
Unrealized          Change in unrealized appreciation on investments--net ..                3,519,538
Gain on                                                                                   -----------
Investments--Net:   Net Increase in Net Assets Resulting from Operations ...              $11,990,265
                                                                                          ===========
=====================================================================================================

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                       For the Year Ended
                                                                                                           October 31,
                                                                                                 ------------------------------
                      Increase (Decrease) in Net Assets:                                             2001             2000
===============================================================================================================================
Operations:           Investment income--net .................................................   $   4,999,602    $   6,208,033
                      Realized gain (loss) on investments--net ...............................       3,471,125         (658,087)
                      Change in unrealized appreciation/depreciation on investments--net .....       3,519,538        4,978,056
                                                                                                 -------------    -------------
                      Net increase in net assets resulting from operations ...................      11,990,265       10,528,002
                                                                                                 -------------    -------------
===============================================================================================================================
Dividends to          Investment income--net:
Shareholders:           Class A ..............................................................      (1,754,810)      (2,331,976)
                        Class B ..............................................................      (1,583,478)      (2,126,580)
                        Class C ..............................................................        (105,246)        (155,168)
                        Class D ..............................................................      (1,556,068)      (1,594,309)
                                                                                                 -------------    -------------
                      Net decrease in net assets resulting from dividends to shareholders ....      (4,999,602)      (6,208,033)
                                                                                                 -------------    -------------
===============================================================================================================================
Beneficial Interest   Net decrease in net assets derived from beneficial interest transactions     (27,766,750)     (22,758,712)
Transactions:                                                                                    -------------    -------------
===============================================================================================================================
Net Assets:           Total decrease in net assets ...........................................     (20,776,087)     (18,438,743)
                      Beginning of year ......................................................     136,920,109      155,358,852
                                                                                                 -------------    -------------
                      End of year ............................................................   $ 116,144,022    $ 136,920,109
                                                                                                 =============    =============
===============================================================================================================================

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                                    Class A
                  The following per share data and ratios have been derived -------------------------------------------------------
                  from information provided in the financial statements.                For the Year Ended October 31,
                                                                            -------------------------------------------------------
                  Increase (Decrease) in Net Asset Value:                     2001        2000        1999        1998        1997
===================================================================================================================================
Per Share         Net asset value, beginning of year ..................     $ 10.05     $  9.75     $ 10.60     $ 10.23     $  9.94
Operating                                                                   -------     -------     -------     -------     -------
Performance:      Investment income--net ..............................         .43         .44         .40         .43         .45
                  Realized and unrealized gain (loss) on
                  investments--net ....................................         .55         .30        (.62)        .37         .29
                                                                            -------     -------     -------     -------     -------
                  Total from investment operations ....................         .98         .74        (.22)        .80         .74
                                                                            -------     -------     -------     -------     -------
                  Less dividends and distributions:
                   Investment income--net .............................        (.43)       (.44)       (.40)       (.43)       (.45)
                   Realized gain on investments--net ..................          --          --        (.10)         --          --
                   In excess of realized gain on investments--net .....          --          --        (.13)         --          --
                                                                            -------     -------     -------     -------     -------
                  Total dividends and distributions ...................        (.43)       (.44)       (.63)       (.43)       (.45)
                                                                            -------     -------     -------     -------     -------
                  Net asset value, end of year ........................     $ 10.60     $ 10.05     $  9.75     $ 10.60     $ 10.23
                                                                            =======     =======     =======     =======     =======
===================================================================================================================================
Total Investment  Based on net asset value per share ..................       9.98%       7.80%      (2.16%)      8.00%       7.59%
Return:*                                                                    =======     =======     =======     =======     =======
===================================================================================================================================
Ratios to         Expenses ............................................        .90%        .80%        .80%        .74%        .79%
Average                                                                     =======     =======     =======     =======     =======
Net Assets:       Investment income--net ..............................       4.21%       4.47%       3.97%       4.17%       4.40%
                                                                            =======     =======     =======     =======     =======
===================================================================================================================================
Supplemental      Net assets, end of year (in thousands) ..............     $35,538     $51,675     $58,635     $73,769     $71,684
Data:                                                                       =======     =======     =======     =======     =======
                  Portfolio turnover ..................................     169.70%     210.04%     159.37%     174.64%     167.41%
                                                                            =======     =======     =======     =======     =======
===================================================================================================================================

*     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


                                    10 & 11

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2001

FINANCIAL HIGHLIGHTS (concluded)

                                                                                                     Class B
                  The following per share data and ratios have been derived -------------------------------------------------------
                  from information provided in the financial statements.                For the Year Ended October 31,
                                                                            -------------------------------------------------------
                  Increase (Decrease) in Net Asset Value:                     2001        2000        1999        1998        1997
===================================================================================================================================
Per Share         Net asset value, beginning of year ....................   $ 10.04     $  9.75     $ 10.60     $ 10.23     $  9.93
Operating                                                                   -------     -------     -------     -------     -------
Performance:      Investment income--net ................................       .40         .41         .37         .40         .41
                  Realized and unrealized gain (loss) on investments--net       .56         .29        (.62)        .37         .30
                                                                            -------     -------     -------     -------     -------
                  Total from investment operations ......................       .96         .70        (.25)        .77         .71
                                                                            -------     -------     -------     -------     -------
                  Less dividends and distributions:
                   Investment income--net ...............................      (.40)       (.41)       (.37)       (.40)       (.41)
                   Realized gain on investments--net ....................        --          --        (.10)         --          --
                   In excess of realized gain on investments--net .......        --          --        (.13)         --          --
                                                                            -------     -------     -------     -------     -------
                  Total dividends and distributions .....................      (.40)       (.41)       (.60)       (.40)       (.41)
                                                                            -------     -------     -------     -------     -------
                  Net asset value, end of year ..........................   $ 10.60     $ 10.04     $  9.75     $ 10.60     $ 10.23
                                                                            =======     =======     =======     =======     =======
===================================================================================================================================
Total Investment  Based on net asset value per share ....................     9.75%       7.35%      (2.46%)      7.67%       7.35%
Return:*                                                                    =======     =======     =======     =======     =======
===================================================================================================================================
Ratios to         Expenses ..............................................     1.22%       1.12%       1.11%       1.06%       1.11%
Average                                                                     =======     =======     =======     =======     =======
Net Assets:       Investment income--net ................................     3.89%       4.16%       3.65%       3.86%       4.13%
                                                                            =======     =======     =======     =======     =======
===================================================================================================================================
Supplemental      Net assets, end of year (in thousands) ................   $37,875     $46,571     $54,559     $75,688     $94,552
Data:                                                                       =======     =======     =======     =======     =======
                  Portfolio turnover ....................................   169.70%     210.04%     159.37%     174.64%     167.41%
                                                                            =======     =======     =======     =======     =======
===================================================================================================================================

                                                                                                    Class C
                  The following per share data and ratios have been derived -------------------------------------------------------
                  from information provided in the financial statements.                For the Year Ended October 31,
                                                                            -------------------------------------------------------
                  Increase (Decrease) in Net Asset Value:                     2001        2000        1999        1998        1997
===================================================================================================================================
Per Share         Net asset value, beginning of year ....................   $ 10.04     $  9.74     $ 10.60     $ 10.23     $  9.93
Operating                                                                   -------     -------     -------     -------     -------
Performance:      Investment income--net ................................       .40         .41         .37         .40         .41
                  Realized and unrealized gain (loss) on investments--net       .55         .30        (.63)        .37         .30
                                                                            -------     -------     -------     -------     -------
                  Total from investment operations ......................       .95         .71        (.26)        .77         .71
                                                                            -------     -------     -------     -------     -------
                  Less dividends and distributions:
                   Investment income--net ...............................      (.40)       (.41)       (.37)       (.40)       (.41)
                   Realized gain on investments--net ....................        --          --        (.10)         --          --
                   In excess of realized gain on investments--net .......        --          --        (.13)         --          --
                                                                            -------     -------     -------     -------     -------
                  Total dividends and distributions .....................      (.40)       (.41)       (.60)       (.40)       (.41)
                                                                            -------     -------     -------     -------     -------
                  Net asset value, end of year ..........................   $ 10.59     $ 10.04     $  9.74     $ 10.60     $ 10.23
                                                                            =======     =======     =======     =======     =======
===================================================================================================================================
Total Investment  Based on net asset value per share ....................     9.64%       7.45%      (2.58%)      7.65%       7.34%
Return:*                                                                    =======     =======     =======     =======     =======
===================================================================================================================================
Ratios to         Expenses ..............................................     1.22%       1.12%       1.12%       1.07%       1.13%
Average                                                                     =======     =======     =======     =======     =======
Net Assets:       Investment income--net ................................     3.89%       4.16%       3.64%       3.85%       4.10%
                                                                            =======     =======     =======     =======     =======
===================================================================================================================================
Supplemental      Net assets, end of year (in thousands) ................   $ 2,462     $ 3,744     $ 3,275     $ 5,116     $ 6,110
Data:                                                                       =======     =======     =======     =======     =======
                  Portfolio turnover ....................................   169.70%     210.04%     159.37%     174.64%     167.41%
                                                                            =======     =======     =======     =======     =======
===================================================================================================================================

                                                                                                    Class D
                  The following per share data and ratios have been derived -------------------------------------------------------
                  from information provided in the financial statements.                For the Year Ended October 31,
                                                                            -------------------------------------------------------
                  Increase (Decrease) in Net Asset Value:                     2001        2000        1999        1998        1997
===================================================================================================================================
Per Share         Net asset value, beginning of year ....................   $ 10.04     $  9.74     $ 10.60     $ 10.23     $  9.94
Operating                                                                   -------     -------     -------     -------     -------
Performance:      Investment income--net ................................       .42         .43         .39         .42         .44
                  Realized and unrealized gain (loss) on investments--net       .56         .30        (.63)        .37         .29
                                                                            -------     -------     -------     -------     -------
                  Total from investment operations ......................       .98         .73        (.24)        .79         .73
                                                                            -------     -------     -------     -------     -------
                  Less dividends and distributions:
                   Investment income--net ...............................      (.42)       (.43)       (.39)       (.42)       (.44)
                   Realized gain on investments--net ....................        --          --        (.10)         --          --
                   In excess of realized gain on investments--net .......        --          --        (.13)         --          --
                                                                            -------     -------     -------     -------     -------
                  Total dividends and distributions .....................      (.42)       (.43)       (.62)       (.42)       (.44)
                                                                             ------      ------      ------      ------      ------
                  Net asset value, end of year ..........................   $ 10.60     $ 10.04     $  9.74     $ 10.60     $ 10.23
                                                                            =======     =======     =======     =======     =======
===================================================================================================================================
Total Investment  Based on net asset value per share ....................     9.98%       7.69%      (2.35%)      7.90%       7.48%
Return:*                                                                    =======     =======     =======     =======     =======
===================================================================================================================================
Ratios to         Expenses ..............................................     1.01%        .90%        .90%        .84%        .89%
Average                                                                     =======     =======     =======     =======     =======
Net Assets:       Investment income--net ................................     4.10%       4.37%       3.87%       4.07%       4.31%
                                                                            =======     =======     =======     =======     =======
===================================================================================================================================
Supplemental      Net assets, end of year (in thousands) ................   $40,269     $34,930     $38,890     $47,869     $47,809
Data:                                                                       =======     =======     =======     =======     =======
                  Portfolio turnover ....................................   169.70%     210.04%     159.37%     174.64%     167.41%
                                                                            =======     =======     =======     =======     =======
===================================================================================================================================

*     Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


                                    12 & 13

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Municipal Intermediate Term Fund (the "Fund") is presently the only series of Merrill Lynch Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in the securities. Financial futures contracts, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Options on financial futures contracts on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased and their last asked price in the case of options written. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $11,381 increase to the cost of securities and a corresponding $11,381 decrease to net unrealized appreciation, based on debt securities held as of October 31, 2001.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of
 .55% on the average daily value of the Fund's net assets.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class B ..........................................     .20%             .10%
Class C ..........................................     .20%             .10%
Class D ..........................................     .10%              --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended October 31, 2001, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                            FAMD          MLPF&S
--------------------------------------------------------------------------------
Class A .................................................   $ 30          $  569
Class D .................................................   $275          $4,191
--------------------------------------------------------------------------------

For the year ended October 31, 2001, MLPF&S received contingent deferred sales charges of $6,878 and $57 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Prior to January 1, 2001, MLIM provided accounting services to the Fund at its cost and the Fund reimbursed MLIM for these services. MLIM continues to provide certain accounting services to the Fund. The Fund reimburses MLIM for such services. For the year ended October 31, 2001, the Fund reimbursed MLIM an aggregate of $10,705 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or trustees of the Fund are officers and/or directors of MLIM, PSI, FAMD, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2001, were $200,849,720 and $223,260,215, respectively.


                                    14 & 15

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Net realized gains for the year ended October 31, 2001 and net unrealized gains as of October 31, 2001, were as follows:

--------------------------------------------------------------------------------
                                                   Realized           Unrealized
                                                     Gains              Gains
--------------------------------------------------------------------------------
Long-term investments ..................          $3,471,125          $7,473,587
                                                  ----------          ----------
Total ..................................          $3,471,125          $7,473,587
                                                  ==========          ==========
--------------------------------------------------------------------------------

As of October 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $7,473,587, of which $7,480,918 related to appreciated securities and $7,331 related to depreciated securities. The aggregate cost of investments at October 31, 2001 for Federal income tax purposes was $111,227,563.

4. Beneficial Interest Transactions:

Net decrease in net assets derived from beneficial interest transactions was $27,766,750 and $22,758,712 for the years ended October 31, 2001 and October 31, 2000, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2001                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................          786,232        $  8,110,114
Shares issued to shareholders
in reinvestment of dividends .............          115,923           1,197,055
                                                 ----------        ------------
Total issued .............................          902,155           9,307,169
Shares redeemed ..........................       (2,693,621)        (27,877,888)
                                                 ----------        ------------
Net decrease .............................       (1,791,466)       $(18,570,719)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended October 31, 2000                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................        1,631,150        $ 16,047,075
Shares issued to shareholders
in reinvestment of dividends .............          163,691           1,612,284
                                                 ----------        ------------
Total issued .............................        1,794,841          17,659,359
Shares redeemed ..........................       (2,666,057)        (26,227,451)
                                                 ----------        ------------
Net decrease .............................         (871,216)       $ (8,568,092)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2001                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................          650,179        $  6,732,901
Shares issued to shareholders
in reinvestment of dividends .............           98,611           1,018,414
                                                 ----------        ------------
Total issued .............................          748,790           7,751,315
Automatic conversion of shares ...........         (266,456)         (2,764,505)
Shares redeemed ..........................       (1,545,194)        (16,010,351)
                                                 ----------        ------------
Net decrease .............................       (1,062,860)       $(11,023,541)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended October 31, 2000                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................        1,187,329        $ 11,582,183
Shares issued to shareholders
in reinvestment of dividends .............          139,028           1,368,865
                                                 ----------        ------------
Total issued .............................        1,326,357          12,951,048
Automatic conversion of shares ...........         (207,640)         (2,052,709)
Shares redeemed ..........................       (2,079,934)        (20,413,858)
                                                 ----------        ------------
Net decrease .............................         (961,217)       $ (9,515,519)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2001                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................           15,015        $    156,451
Shares issued to shareholders
in reinvestment of dividends .............            8,128              83,874
                                                 ----------        ------------
Total issued .............................           23,143             240,325
Shares redeemed ..........................         (163,649)         (1,690,907)
                                                 ----------        ------------
Net decrease .............................         (140,506)       $ (1,450,582)
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended October 31, 2000                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................          198,711        $  1,938,912
Shares issued to shareholders
in reinvestment of dividends .............           13,284             130,828
                                                 ----------        ------------
Total issued .............................          211,995           2,069,740
Shares redeemed ..........................         (175,243)         (1,718,913)
                                                 ----------        ------------
Net increase .............................           36,752        $    350,827
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 2001                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................          525,491        $  5,356,229
Shares issued to shareholders
in reinvestment of dividends .............           85,297             881,977
Automatic conversion of shares ...........          266,613           2,764,505
                                                 ----------        ------------
Total issued .............................          877,401           9,002,711
Shares redeemed ..........................         (555,229)         (5,724,619)
                                                 ----------        ------------
Net increase .............................          322,172        $  3,278,092
                                                 ==========        ============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended October 31, 2000                             Shares             Amount
--------------------------------------------------------------------------------
Shares sold ..............................          421,151        $  4,131,542
Shares issued to shareholders
in reinvestment of dividends .............           81,118             798,632
Automatic conversion of shares ...........          207,747           2,052,709
                                                 ----------        ------------
Total issued .............................          710,016           6,982,883
Shares redeemed ..........................       (1,222,576)        (12,008,811)
                                                 ----------        ------------
Net decrease .............................         (512,560)       $ (5,025,928)
                                                 ==========        ============
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended October 31, 2001.


                                    16 & 17

                Merrill Lynch Municipal Intermediate Term Fund, October 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust (the "Fund") as of October 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Municipal Intermediate Term Fund of Merrill Lynch Municipal Series Trust as of October 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
New York, New York
December 7, 2001

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid by Merrill Lynch Municipal Intermediate Term Fund of the Merrill Lynch Municipal Series Trust during the taxable year ended October 31, 2001 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Ronald W. Forbes, Trustee
Cynthia A. Montgomery, Trustee
Charles C. Reilly, Trustee
Kevin A. Ryan, Trustee
Roscoe S. Suddarth, Trustee
Richard R. West, Trustee
Edward D. Zinbarg, Trustee
Vincent R. Giordano, Senior Vice President
William R. Bock, Vice President
Kenneth A. Jacob, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863


                                    18 & 19

[LOGO] Merrill Lynch Investment Managers

                                                              [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Municipal
Intermediate Term Fund of
Merrill Lynch Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

[RECYCLE LOGO] Printed on post-consumer recycled paper             #10437--10/01